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                                                                    EXHIBIT 23.2



                                    CONSENT



     We hereby consent to the references to this firm in the Registration Statement on Form S-3 as filed by United Payors & United Providers, Inc. and all amendments.



                              /s/ Muldoon, Murphy & Faucette LLP
                              ---------------------------------------------
                              MULDOON, MURPHY & FAUCETTE LLP


Dated this 15th day of
March, 1999